                                                                      EXHIBIT 99




------------------------------------------------------------------------------





[COMMONWEALTH LOGO]       COMMONWEALTH BANCORP, INC.






                             SOUTHEAST PENNSYLVANIA'S
                             LEADING COMMUNITY BANK

[COMMONWEALTH BANK]           COMMONWEALTH BANK

------------------------------------------------------------------------------



                                    [MAP]









                                                                      [LEGEND]

                               STRATEGIC FOCUS
                               CONSUMER BANKING
------------------------------------------------------------------------------







    - SALES CULTURE

      - TEST TO FIND THE "RIGHT" PEOPLE
      - INCENT TO SELL THE "RIGHT" PRODUCTS


    - PRODUCT EMPHASIS

      - CORE DEPOSITS (CHECKING, SAVINGS, MONEY MARKET)
      - CONSUMER LOANS
      - INVESTMENT SERVICES

                               STRATEGIC FOCUS
                               CONSUMER BANKING
------------------------------------------------------------------------------





    - CONVENIENCE

      - 60 BRANCHES, INCLUDING 21 IN SUPERMARKETS
      - EXTENDED HOURS AT MANY BRANCHES
      - 24 HOUR CUSTOMER SERVICE

    - TECHNOLOGY

      - CHECK IMAGING
      - INTERNET BANKING
      - FULLY AUTOMATED CONSUMER LOAN SYSTEM
      - WINDOWS BASED BRANCH AUTOMATION SYSTEM

                               STRATEGIC FOCUS
                              COMMERCIAL BANKING
------------------------------------------------------------------------------


    - CUSTOMER SEGMENT

      - REVENUE UP TO $50 MILLION
      - CREDIT NEEDS TYPICALLY UNDER $10 MILLION
      - 700 RELATIONSHIPS
      - "NOT-FOR-PROFIT" NICHE


    - EXPERIENCED STAFF

      - 16 LENDERS
      - MOST FORMALLY TRAINED AT LARGE BANKS
      - AVERAGE EXPERIENCE OVER 20 YEARS

                               STRATEGIC FOCUS
                              COMMERCIAL BANKING
------------------------------------------------------------------------------




    - CREDIT CULTURE

      - COMMERCIAL NONPERFORMING LOANS 0.32% OF PORTFOLIO AT 06/02
      - COMMERCIAL NET CREDIT LOSSES 0.26% OF PORTFOLIO OVER PAST 6 QUARTERS

    - TREASURY PRODUCTS

      - FULL COMPLEMENT OF IMAGE-BASED, INTERNET CONNECTED CASH MANAGEMENT PRODUCTS
      - SIX CASH MANAGEMENT OFFICERS

                               STRATEGIC FOCUS

                              FINANCIAL SERVICES

===============================================================================

         -        INVESTMENT PRODUCTS

                  - MUTUAL FUND AND ANNUITY SALES THROUGH THIRD PARTY REPRESENTATIVES

                  -        LICENSED BRANCH EMPLOYEE PROGRAM

                  -        ANNUAL PRE-TAX INCOME OVER $1.0 MILLION


         -        INVESTMENT ADVISORY SERVICES

                  -        TYLER WEALTH COUNSELORS, INC.

                  -        FINANCIAL PLANNING AND ESTATE SERVICES

                  -        DIRECTED AT HIGH NET WORTH CUSTOMER

                  -        ANNUAL REVENUE OVER $1.0 MILLION

                               STRATEGIC FOCUS

                              FINANCIAL SERVICES

===============================================================================


         -        INSURANCE

                  -        COMMONWEALTH INSURANCE ADVISORS, INC.

                  -        JOINT VENTURE WITH THE ELITE GROUP

                  -        INSURANCE

                  -        BENEFITS ADMINISTRATION

         -        TRUST

                  -        OBTAINED TRUST LICENSE IN 2002

                  -        IMPROVES PRODUCT OFFERING TO HIGH NET WORTH
                           CUSTOMERS

                  -        BACK OFFICE OUTSOURCED THROUGH INA TRUST

                            AVERAGE CORE DEPOSITS

===============================================================================

MILLIONS

      98         $ 859

      99                  $ 956

      00                           $ 955

      01                                    $ 997

6 Mos 02                                             $1,089

   2Q 01                                                      $ 995

   2Q 02                                                              $1,108


CORE/TOTAL        55%      61%      65%      68%      73%      68%      75%

                           AVERAGE COMMERCIAL LOANS

===============================================================================

MILLIONS


      98          $ 122

      99                  $ 158

      00                           $ 212

      01                                    $ 284

6 Mos 02                                             $ 346

   2Q 01                                                      $ 276

   2Q 02                                                               $ 351

COMM./TOTAL        9%      12%      15%      20%      28%      19%      28%

                            AVERAGE CONSUMER LOANS

===============================================================================

MILLIONS


      98         $ 219

      99                  $ 278

      00                           $ 352

      01                                    $ 385

6 Mos 02                                             $ 374

   2Q 01                                                      $ 389

   2Q 02                                                               $ 373


CONS./TOTAL       16%      20%      25%      28%      30%      27%      30%

                             NONINTEREST INCOME*

===============================================================================

MILLIONS


                                  ANNUALIZED

      98           $ 14.8

      99           $ 16.0

      00           $ 17.2

      01           $ 19.2

6 Mos 02           $ 21.0

   2Q 01           $  4.7

   2Q 02           $  5.5


* EXCLUDES GAINS ON SALE OF MORTGAGES AND NONRECURRING ITEMS.

===============================================================================

[LOGO]

                          COMMONWEALTH BANCORP, INC.


                             SECOND QUARTER 2002
                               FINANCIAL REVIEW

                                   EARNINGS

===============================================================================


-------------------------------------------------------------------------------
                              2Q 2001           2Q 2002           % CHANGE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET INCOME (MILLIONS)            $4.1              $5.1                24%
-------------------------------------------------------------------------------
EPS (DILUTED)                   $0.38             $0.51                34%
-------------------------------------------------------------------------------
RETURN ON EQUITY               10.20%            14.03%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CORE CASH EARNINGS (MILLIONS)    $4.9              $5.9                20%
-------------------------------------------------------------------------------
CORE CASH EPS (DILUTED)         $0.45             $0.59                31%
-------------------------------------------------------------------------------
CORE CASH ROE                  12.34%            16.31%
-------------------------------------------------------------------------------

                                CORE CASH ROE

===============================================================================


      98            8.37%

      99           11.20%

      00           12.34%

      01           12.52%

6 MOS 02           15.10%

                             NET INTEREST INCOME

------------------------------------------------------------------------------


------------------------------------------------------------------------
$ MILLIONS                 2Q 2001         2Q 2002           % CHANGE
------------------------------------------------------------------------
NET INTEREST INCOME          $18.5           $20.1                 9%
------------------------------------------------------------------------

------------------------------------------------------------------------
NET INTEREST MARGIN          4.47%           5.06%
------------------------------------------------------------------------




NOTE: FULLY TAXABLE EQUIVALENT BASIS.

                             NET INTEREST MARGIN

------------------------------------------------------------------------------









98        3.27%
99        3.67%
00        4.28%
01        4.56%
6 MOS 02  4.99%

                              NONINTEREST INCOME

------------------------------------------------------------------------------


-------------------------------------------------------------------
$ MILLIONS                2Q 2001          2Q 2002        % CHANGE
-------------------------------------------------------------------
DEPOSIT FEES                 $3.5             $4.0             14%
-------------------------------------------------------------------
FINANCIAL SERVICES FEES       0.5              0.6             30%
-------------------------------------------------------------------
MISCELLANEOUS INCOME          0.8              0.9             14%
-------------------------------------------------------------------
GAIN ON SALE OF MORTGAGES*    0.4              0.0
-------------------------------------------------------------------
TOTAL                        $5.1             $5.5              7%
-------------------------------------------------------------------





* BUSINESS SOLD IN 2001.

                              OPERATING EXPENSES

-----------------------------------------------------------------------------




-------------------------------------------------------------------------
$ MILLIONS                      2Q 2001          2Q 2002        % CHANGE
-------------------------------------------------------------------------
CORE EXPENSES                     $14.6            $15.5            6%
-------------------------------------------------------------------------
AMORTIZATION OF INTANGIBLES         1.1              1.2            2%
-------------------------------------------------------------------------
NONRECURRING                        0.0              0.0
-------------------------------------------------------------------------
TOTAL                             $15.7            $16.7            6%
-------------------------------------------------------------------------


-------------------------------------------------------------------------
CORE EXPENSE/CORE REVENUE          61.9%            60.8%
-------------------------------------------------------------------------

                          CORE EXPENSE/CORE REVENUE

------------------------------------------------------------------------------





98            70.2%
99            68.4%
00            67.3%
01            62.4%
6 MOS 02      60.9%

                                CREDIT QUALITY

-----------------------------------------------------------------------------

               +         _
98           0.49%     0.21%
99           0.54%     0.23%
00           0.57%     0.33%
01           0.66%     0.40%
6 MOS 02     0.63%     0.46%



+ NON PERFORMING ASSETS/ASSETS
- NET CREDIT LOSSES/AVERAGE LOANS

                                RESERVE RATIO

------------------------------------------------------------------------------



12/98       0.71%
12/99       0.76%
12/00       0.78%
12/01       1.08%
06/02       1.23%

                              CAPITAL MANAGEMENT

------------------------------------------------------------------------------



CUMULATIVE SHARES REPURCHASED (000'S)



98              1,581
99                         4,487
00                                    5,173
01                                               6,451
6 MOS 02                                                    7,079



RISK BASED
CAPITAL RATIO   11.6%      11.3%      11.3%      10.6%      10.9%

                                   SUMMARY

------------------------------------------------------------------------------

    - CLEARLY DEFINED STRATEGIES IN CORE BUSINESSES:

      - CONSUMER BANKING
      - COMMERCIAL BANKING
      - FINANCIAL SERVICES

    - CURRENT EARNINGS MOMENTUM DRIVEN BY:

      - GROWTH OF CORE DEPOSITS AND COMMERCIAL LOANS
      - EXPANDING NET INTEREST MARGIN
      - INCREASING FEE INCOME
      - IMPROVING PRODUCTIVITY
      - STABLE CREDIT QUALITY
      - AGGRESSIVE CAPITAL MANAGEMENT